UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2018

Long Blockchain Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37808	47-2624098
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12-1 Dubon Court, Farmingdale, NY	11735
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 542-2832

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01	Entry into a Material Definitive Agreement.

General; Structure of Acquisition

On March 19, 2018, Long Blockchain Corp. (the “Company”) entered into a contribution and exchange agreement (the “Agreement”), with Stater Blockchain Limited (“SBL”), and simultaneously closed the transactions contemplated thereby.

SBL is a New Zealand-based technology company focused on developing and deploying globally scalable blockchain technology solutions in the financial markets. SBL is developing multiple blockchain and digital currency technology solutions, such as its “Smart Settlements” and “Smart KYC” platforms, for the global financial markets where significant disintermediation opportunities exist. SBL owns Stater Global Markets, a UK-based FCA regulated prime-of-prime brokerage, which facilitates market access across multiple instruments including spot FX, exchange traded futures and contracts for difference.

The following summaries of the Agreement and the other agreements to be entered into by the parties in connection therewith are qualified in their entirety by reference to the text of the Agreement and such other agreements, certain of which are attached as exhibits hereto and are incorporated herein by reference.

Pursuant to the Agreement, SBL issued to the Company such number of ordinary voting shares in SBL (“SBL Shares”) that, immediately following completion of the transaction contemplated by the Agreement (“Completion”), constituted 9.9% of the total SBL Shares then issued and outstanding, in exchange for such number of shares of common stock of the Company (“LBC Shares”) that, immediately following Completion, constituted 9.9% of the total LBC Shares then issued and outstanding (the “Exchange”).

Upon Completion, Shamyl Malik, the Company’s Chief Executive Officer, was appointed as a director of SBL and Ramy Soliman, SBL’s Chief Executive Officer, was appointed as a director of the Company.

Shareholders’ Agreement

Upon Completion, the Company, SBL and Timothy Douglas Connell entered into a shareholders’ agreement (the “Shareholders’ Agreement”), governing to the management and ownership of SBL. The Shareholders’ Agreement includes the Company’s right to appoint one director of SBL, so long as the Company holds at least 9.9% of the SBL Shares then on issue, certain restrictions on transfer and preemptive rights with respect to the issuance of new securities of SBL.

Voting Agreement

Upon Completion, the Company, SBL and Long Island Iced Tea Corp. (“SpinCo”) entered into a voting agreement (the “Voting Agreement”), pursuant to which SBL agreed, if necessary, to vote its LBC Shares (i) in favor of the Company’s distributing the shares of common stock of SpinCo held by it (the “SpinCo Shares”) to the Company’s stockholders by way of a dividend (the “Spinoff”), and/or (ii) if requested by the Company against any agreement which would prevent the Spinoff. Additionally, until the earlier of (i) one year from the consummation of the Spinoff or (ii) the date on which SpinCo Shares become listed on a national securities exchange, in the event any vote of SpinCo’s stockholders is necessary to effectuate any corporate action, SBL agreed to vote the SpinCo Shares it directly or indirectly receives upon consummation of the Spinoff (i) in favor of any corporate action recommended by the then existing board of directors of SpinCo and/or (ii) against any action or agreement which would impede, interfere with or prevent any SpinCo Action from being consummated. Pursuant to the Voting Agreement, SBL also agreed to appoint the Company or SpinCo as the Stockholder’s proxy to vote SBL’s LBC Shares or SpinCo Shares, as applicable, if so requested by the Company. The voting requirements set forth in the Voting Agreement shall expire if the Spinoff is not consummated by November 13, 2018 or if prior to such date, the Company’s board of directors unanimously decides not to proceed with the Spinout.

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Indemnification

Pursuant to the Agreement, each of the Company and SBL shall indemnify the other for any inaccuracies or breaches of the other party’s representations and warranties in the Agreement.

A party shall not be permitted to make a claim for indemnification unless it notifies the other party in writing of such claim before the second anniversary of the Completion. No amount for indemnification shall be payable unless and until the aggregate amount of all indemnifiable losses otherwise payable by either party exceeds a deductible amount of $250,000, in which event all indemnifiable losses payable by such party shall be paid to the indemnitees from the first dollar thereof. The total aggregate liability of a party to the other party in respect of all indemnity claims shall be limited to an amount equal to the value of the shares issued to the claimant party as at the Completion.

Representations and Warranties

The Agreement contains representations and warranties of the Company and SBL relating to, among other things, (a) incorporation, (b) liquidation and creditor recovery, (c) subsidiaries, (d) power and authority, (e) authorization and approvals, (f) no breach or default, (g) share register, (h) contribution and exchange shares, (i) options, warrants and other rights, (j) assets, (k) financial information, (l) undisclosed liabilities, (m) taxes, (n) business agreements, (o) employment matters, (p) intellectual property, (q) IT systems, (r) business records, (s) litigation, (t) insurance, (u) compliance with laws, (v) investment risk and (w) registration of securities.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Agreement and the issuance of the shares of common stock of the Company thereunder as set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. Such shares will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation S, which exempts offerings made outside the United States.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

Exhibit	Description
2.1	Contribution and Exchange Agreement, dated as of March 19, 2018, between Stater Blockchain Limited and Long Blockchain Corp.
99.1	Press release dated March 20, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 22, 2018	LONG BLOCKCHAIN CORP.

		By:	/s/ Shamyl Malik
Shamyl Malik
Chief Executive Officer

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